UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

ZaZa Energy Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35432	45-2986089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 2800 Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)

(713) 595-1900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

ZaZa Energy Corporation (the “Company”) is filing this Amendment No.1 on Form 8-K/A to the Form 8-K filed on September 24, 2014 solely to modify Exhibit 10.1 to include, and to simultaneously request confidential treatment of, certain portions of Exhibit 10.1 that were omitted from the original Form 8-K in reliance upon Item 601(b) of Regulation S-K.  The remainder of the original Form 8-K remains unchanged by this amendment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*†	East Texas Development Agreement, dated September 18, 2014

* Filed herewith

† Certain portions have been omitted pursuant to a confidential treatment request.  Omitted information has been filed separately with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2014

ZaZa Energy Corporation

By:	/s/ Todd A. Brooks
Todd A. Brooks
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1*†	East Texas Development Agreement, dated September 18, 2014

* Filed herewith

† Certain portions have been omitted pursuant to a confidential treatment request.  Omitted information has been filed separately with the SEC.